UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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HCC INSURANCE HOLDINGS, INC.
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On June 23, 2015, representatives of HCC Insurance Holdings, Inc. delivered the following presentation at its 2015 Financial Management Meeting.

2

2015 Financial Management Meeting Tokio Marine Group Overview June 23, 2015

Disclaimer 2 Additional Important Information About the Proposed Merger and Where to Find It This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. Investors and stockholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to HCC’s stockholders as they become available, because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com. Participants in the Solicitation Tokio Marine Holdings, Inc. and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions. Cautionary Statement Regarding Forward-Looking Statements This communication and other written or oral statements made by or on behalf of HCC or Tokio Marine contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements. Forward-looking statements reflect HCC’s or Tokio Marine’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC, Tokio Marine or any other person that current plans or expectations will be achieved. Forward-looking statements speak only as of the date on which they are made, and neither HCC nor Tokio Marine undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.

Contents Overview of Tokio Marine Group Overview of Tokio Marine - International Insurance Business 3

Overview of Tokio Marine Group 4 Founded: In 1879 Net Premium Written*1: ¥ 3,348bn (US$27.9bn) Adjusted Earnings*1: ¥ 41bn (US$ 3.4bn) Shareholders' Equity*1: ¥ 3,610bn (US$30.0bn) Market Capitalization: ¥ 3,712bn (US$30.2bn) (Market Cap as of June 19, 2015) Figures as of FY 2014 (March end 2015) Ratings (TMNF): AA-, Negative (S&P) A++, Stable (A.M. Best) Aa3, Stable (Moody's) ERM Ratings: Strong (S&P) -------------------- *1 Consolidated. USDJPY rate 120.14 (March 31, 2015)

Overview of Tokio Marine Group – Major Lines 5 Japanese P&C Insurance: Auto, Fire, PA, Marine, etc. Japanese Life Insurance: Life, Annuity International – Diversified Business Lines: P&C (U.S., U.K. & Europe, Emerging), Reinsurance, Life (Emerging) Others: Asset Management, Risk Consulting, Elderly Care, etc.

Tokio Marine Group – NPW 6 (Yen in millions, except for %) Year ended March 31, 2015 Amount Composition Ratio (%) Rate of Change (%) Fire and allied lines 532,482 16.0 7.4 Hull and cargo 111,094 3.0 3.2 Personal accident 203,758 6.0 4.4 Voluntary automobile 1,327,436 40.0 9.8 Compulsory automobile liability 297,074 9.0 2.4 Others 655,792 20.0 14.4 Life 220,436 6.0 (41.7) Total 3,348,074 100.0 3.1

Global Comparison of Nonlife Insurers 7 Net profits Market cap Total assets P/B Previous FY Latest Latest quarter Latest Company (USDmn) (USDmn) (USDmn) (x) Allianz 8,265 72,317 942,254 0.9 AIG 7,529 79,990 520,701 0.7 Munich Re 4,189 30,590 310,783 0.8 Zurich 3,895 46,737 406,529 1.3 Travelers Companies 3,692 31,169 102,691 1.3 Swiss Re 3,500 34,043 208,319 0.9 ACE 2,853 33,809 98,398 1.1 Tokio Marine HD 2,262 30,471 174,153 1.0 HCC Insurance HD 458 5,425 11,026 1.3 PICC Group 2,128 27,910 126,014 1.8 Chubb 2,100 21,792 50,852 1.3 Note: Share prices for non-Japanese companies are based on 9-June closing prices. Source: Nomura 10-June 2015, based on Bloomberg

TM Global Footprint (as of March 2014) 8 Ho Chi Minh City Guam Sydney Hong Kong Beijing Sao Paulo Chicago New York Bala Cynwyd Toronto Barcelona Dubai Seoul Paris London Brussels Taipei Dusseldorf Mexico City Jeddah Shanghai Bangkok Kuala Lumpur Singapore Jakarta New Delhi Manila Honolulu Tokyo Moscow Hanoi Atlanta Melbourne Istanbul Milano Riyadh Al Khobar Shenzhen Vancouver Mumbai Chennai Cairo Guangzhou Suzhou Amsterdam Yangon Cincinnati Saint Louis Bermuda Zurich Labuan Los Angeles Dublin Bandar Seri Begawan Overseas offices located in 37 countries and regions

Executive Summary of the Strategic Initiatives 9 Growth Strategy 1: Organic Growth Development of global leadership talent Deployment of local talent for global operations Good Company Initiatives Global HR Strategy Enhance business platform to support future growth Governance/Internal Controls ERM Business Process / IT Internal Audit Investment Global Corporate Functions Growth Strategy 2: M&A Further utilize collective strength of the group 1. Group synergies 2. Best practices 3. Collaborate between businesses Developed markets: Strengthen competitive advantage mainly in commercial lines Emerging markets: Capture market growth mainly in personal market Continue to consider new business investment opportunities in both developed and emerging markets

Further Expansion of International Business 10 International share of Tokio Marine – Premiums: 32% to 38% Profits: 38% to 46% Pre-Acquisition Post Acquisition (Pro forma Basis) Business Unit Profits Insurance Premiums Domestic Business International Business ¥1,145B 38% 46% ¥127B ¥175B ¥1,500B ¥3,540B 68% 32% 40% ¥334B 62% 38% ¥3,890B 62% ¥382B 54% 33% 13% (HCC) <2015 Forecast> TM June 10, 2015 presentation 9% (HCC) 29%

Overview of International Insurance Business 11 Snapshot: Providing services in 37 countries and regions. (Figures all as of March end, 2014) History: In 1879, Tokio Marine founded as Japan's first insurance company and established agents in Shanghai, Hong Kong and Busan. In 1880, launched business in Paris, London and New York. Since 2000, expanded local business through organic growth and M&A.

Expansion of TM International Businesses



2000
2007
2011
2015
(~2000) focused on Japanese clients
Developed Footholds in Non-Japanese Business
Re-insurance
P&C emerging markets
Established Presence in Lloyd's (UK) and the US
Life emerging markets
Kiln
Philadelphia
Further Expansion in High Growth Markets
Indian life business
Delphi
Further Growth, Diversification and Capital Efficiency
HCC
Step-by-step expansion since the year 2000

HCC

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Strategic Rational of TM Global Expansion 13 International Insurance Business is Driving Group's Earnings Growth Pursuing growth opportunities globally Capitalizing high growth of international insurance markets Building a geographically diversified business portfolio ROE through risk diversification Supporting the global expansion of Japanese clients Global shifts in terms of production, sales, and investment

Management Philosophy of International Insurance Business 14 Long term view on business Bottom line oriented Focus on underwriting discipline and risk selection capability Respect a diverse range of international views, cultures, experiences and management styles Integrity

Organization Chart of Tokio Marine Holdings 15 Board of Directors Chaired by Shuzo Sumi (Chairman) Executive Committee Chaired by Nick Nagano (President and CEO) Kuni Fujii (Member of the Board, Senior Managing Director) Makoto Okada (Managing Executive Officer) Rick Ishii (Senior Managing Executive Officer) Arthur Lee (Executive Officer, CEO of TM Asia) Ian Brimecome (Senior Managing Executive Officer, Executive Chairman International) Charles Franks (Executive Officer, CEO of TMK) Executive Officers in Charge of International Business PHLY TMAIC FICOH China & East Asia China Korea Taiwan Hong Kong Latin America Mexico Brazil Reinsurance TMR TMR(UK) North America TMNA (Holding Company) PHLY TMM FICOH TMNAS DFG (Holding Company) RSL SNCC UK & Europe TMK (Holding Company) TMKS TMKI Asia & Oceania TM Asia (Holding Company) 10 Countries Middle East UAE Saudi Arabia Egypt TMME (Management Company) International Executive Committee Chaired by Kuni Fujii As of April 2015

Structure of the U.S. Operation 16 TMNA Services (TMNAS) Tokio Marine North America (TMNA) Delphi Financial Group (DFG) Safety National (SNCC) Matrix Reliance Standard Life (RSL) Philadelphia Insurance Companies (PHLY) Tokio Marine Holdings, Inc. (TMHD) (Japan) Tokio Marine America Insurance Company (TMAIC) First Insurance Company of Hawaii (FICOH) Shared - service company for TMNA Group

Major International Companies Entity Staff Major LoBs Philadelphia Insurance Companies 1,600 Commercial Lines Package Products, Management & Professional Liability (D&O, E&O), Environmental Liability Coverage, Surety Bonds Tokio Marine Kiln 700 Casualty, Property, Energy & Marine, A&H, Aviation, Property Treaty, Specialty Lines Tokio Millennium Re 125 Treaty Reinsurance Delphi Financial Group 2,200 Group Life, Long-term & Short-term Disability, Xs WC 17

TM Proven Track Record in M&A 18 Significant Contribution to the Group’s Profit Growth through M&A Strategy and Smooth PMI Acquisition Principles Management strength and compatibility (high quality management sharing our values) Robust business model High growth potential Smooth PMI (Post Merger Integration) Establishing strong relationship with local management based on mutual trust Implementing effective governance structure while respecting local management Expanding group synergies through sharing and transferring competitive advantages of each company

Establishment of a More Solid Group Business Foundation 19 Capital Efficiencies and Sustainable Profit Growth + (Post Acquisition) Tokio Marine Group ’ s Portfolio will be More Diversified Established a More Solid Group Business Foundation HCC ’ s Diversified Portfolio Tokio Marine Group ’ s Portfolio Complementary Portfolio Limited Overlap +

Establishment of a More Solid Group Business Foundation 20 Post transaction, the proforma adjusted ROE will increase by 1.5% and EPS will improve by 12% Impact on Adjusted EPS Impact on Adjusted ROE 8.2% 8.9% 7.8% (Pre-acquisition) 2013 2014 2015 Forecast 7.6% 6.7% 9.3% (Post acquisition illustrative) 2013 2014 2015 Forecast 317 423 ¥430 (Pre-acquisition) ¥480 Post acquisition illustrative) Impact on Adj. Net Income 244 323 ¥327B (Pre-acquisition) 2013 2014 2015 Forecast 298 255 ¥370B (Post acquisition illustrative) TM June 10, 2015 presentation

A Truly Global Insurer with Premier Specialty Franchises 21 Adjusted Earnings Growth of our Past Acquisitions (2014 vs. First Year after Acquisition) All three acquired specialty companies grew significantly post acquisition as part of Tokio Marine Group TM June 10, 2015 presentation Delphi Philadelphia Tokio Marine Kiln + Tokio Marine Kiln (in 100 Mn Yen) (in 100 Mn Yen) (in 100 Mn Yen) Philadelphia Delphi* 2008 2014 2009 2014 2012 2014 0 100 200 300 400 500 0 100 200 300 400 500 0 100 200 300 400 500 Tokio Marine Kiln (in 100 Mn Yen) (in 100 Mn Yen) (in 100 Mn Yen) Philadelphia Delphi* 2008 2014 2009 2014 2012 2014 0 100 200 300 400 500 0 100 200 300 400 500 0 100 200 300 400 500

22 Combining HCC with Tokio Marine Kiln, Philadelphia and Delphi, the transaction solidifies Tokio Marine’s standing as a truly global insurer with premier specialty insurance franchises.

See Notice About This Presentation 23